UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported):  February 25, 2025

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Suite 309, Spring, Texas 77386
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2025, the Board of Directors (the "Board") of Perma-Pipe International Holdings, Inc. (the "Company") adopted amended and restated By-laws (the "By-laws"), effective immediately. The amendments are further described as follows:

●	Change in the voting standard for the election of directors in uncontested elections from a plurality to a majority vote;
●
In an uncontested election, if an incumbent director is not elected by a majority of votes cast, the incumbent director shall promptly tender his or her resignation to the Board for consideration, for which the Board has up to 30 days to accept or reject his or her resignation; and

●
If a director's resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy, or may decrease the size of the Board. If a director's resignation is not accepted, such director will continue to serve until the next annual meeting and until such director's successor shall have been duly elected and qualified, or his or her earlier resignation or removal.

In addition to the majority voting provisions, the By-laws also include certain technical edits and updates. The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the full text of the Sixth Amended and Restated By-Laws of the Company, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit
Number

(3.1)	Sixth Amended and Restated By-Laws of Perma-Pipe International Holdings, Inc.
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: February 25, 2025	By:	/s/ Matthew E. Lewicki
Matthew E. Lewicki
Vice President and Chief Financial Officer